CREDIT AGREEMENT, dated as of September 6, 1996, among KATZ MEDIA
SERVICES, INC., a Delaware corporation (the "Borrower"), the financial institutions that are now or hereafter become parties hereto as lenders (the "Lenders") and THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), as agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H:


               WHEREAS, the Borrower has requested that the Lenders make a $35,000,000 revolving credit facility available to the Borrower for the purpose of making permitted acquisitions and for other general corporate purposes; and

               WHEREAS, the Lenders are willing to make such revolving credit facility available to the Borrower, all upon the terms and subject to the conditions contained herein.

               NOW,  THEREFORE,   in  consideration  of  the  premises  and  the
covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I


                        DEFINITIONS AND ACCOUNTING TERMS


               1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Accounts" with respect to any Person, has the meaning assigned to that term in the Security Agreement executed by such Person.

               "Acquisition" means any transaction, or any series of related transactions, in which the Borrower or any of its Subsidiaries (a) acquires all or at least a majority of the business and assets of any Person, or of any division of any Person (b) directly or indirectly acquires ownership of a majority (in number of votes) of the Voting Shares of any Person, by purchase of Stock, merger or otherwise or (c) with the consent of the Majority Lenders, acquires a less than majority interest in a joint venture partnership or other similar arrangement.

               "Affiliate" means, as to any Person, (a) any Subsidiary of such Person and (b) any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and includes, in the case of a Person other than an individual, each officer or director or general partner of such Person, and each Person who is the beneficial owner of 10% or more of such Person's outstanding Stock having ordinary voting power of such Person. Each of the DLJ Entities and each of their respective Affiliates shall be deemed to be Affiliates of the Borrower and its Subsidiaries for all purposes of this Agreement. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, in no event shall any Lender be deemed to be an Affiliate of any Loan Party for the purposes of any document.

               "Agent" has the meaning specified in the introductory paragraph.

               "Agreement" means this Credit Agreement, together with all Exhibits and Schedules hereto, as the same may be amended, supplemented or otherwise modified from time to time.

               "Applicable Lending Office" means, with respect to each Lender, its Domestic Lending Office in the case of a Base Rate Loan and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

               "Asset Sale" means any sale or other disposition, or series of sales or other dispositions, including, without limitation, by merger or consolidation, and whether by operation of law or otherwise, made on or after the Closing Date by the Borrower or any of its Subsidiaries to any Person of (i) all or substantially all of the outstanding Stock of any Subsidiary of the Borrower, (ii) all or substantially all of its assets or the assets of any division of the Borrower or any of its Subsidiaries, or (iii) any other asset or assets of the Borrower or any of its Subsidiaries which, when taken together with all Asset Sales not covered by clauses (i) and (ii), yield Asset Sale Proceeds having a Fair Market Value equal to or in excess of $500,000.

               "Asset Sale Proceeds" means cash payments in Dollars or freely convertible into Dollars received by the Borrower or any of its Subsidiaries (including, without limitation, any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received) from any Asset Sale, in each case net of the amount of (i) reasonable brokers' and advisors' fees and commissions payable other than to an Affiliate of the Borrower in connection with such Asset Sale,
(ii) all foreign, Federal, state and local taxes payable as a direct consequence of such Asset Sale, net of any tax benefits derived in respect of such dividend or distribution, (iii) the reasonable legal fees and expenses attributable to such Asset Sale to the extent not included in clause (i) above, except to the extent payable to any Affiliate, and (iv) any amounts required to be paid to any Person (other than the Borrower or any of its Subsidiaries) owning a beneficial interest in the property or asset sold. For the purposes of this definition, Asset Sale Proceeds shall be deemed to include, without limitation, any award of compensation for any asset or property or group thereof taken by condemnation or eminent domain and insurance proceeds for the loss of or damage to any asset or property if such award or proceeds equals or exceeds $100,000 (per occurrence)and within 180 days after the receipt thereof replacement or repair of such asset or property has not commenced, except that in the event that at any time such replacement or repair is abandoned or is otherwise discontinued or is not diligently pursued, the remaining award or proceeds, as the case may be, shall constitute Asset Sale Proceeds at such time.

               "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee of such Lender, and accepted by the Agent, in substantially the form of Exhibit H.

               "Available Commitment" means, with respect to any Lender on any date, an amount equal to the Revolving Credit Commitment of such Lender on such date minus the principal amount of such Lender's Revolving Credit Loans outstanding on such date.

               "Bankruptcy Code" means Title 11 of the United States Code (or any successor legislation thereto), as amended from time to time.

               "Base Rate" means, at any time, the rate per annum equal to the higher of:

               (a) the rate of interest announced publicly by FNBB in Boston, Massachusetts at such time as FNBB's base rate; and

               (b) the sum (adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent) of (i) 1/2 of one percent per annum, plus (ii) the Federal Funds Rate in effect at such time.

               "Base Rate Loan" means any outstanding principal amount of Revolving Credit Loans of any Lender that bears interest with reference to the Base Rate.

               "Base Rate Margin" means a rate per annum equal to 1.50%.

               "Borrower"  has  the  meaning   specified  in  the   introductory
paragraph.

               "Borrower Pledge Agreement" means the Pledge Agreement, in the form of Exhibit E hereto, executed by the Borrower in favor of the Agent.

               "Borrower Security Agreement" means the Security Agreement, in the form of Exhibit G hereto, executed by the Borrower in favor of the Agent.

               "Borrowing"  means a borrowing  consisting  of  Revolving  Credit
Loans made on the same day on which interest is calculated on the same basis and, if such basis is with reference to the Eurodollar Rate, for the same Interest Period, by the Lenders ratably according to their respective Revolving Credit Commitments.

               "Business Day" means a day of the year on which banks are not required or authorized to close in Boston, Massachusetts or New York City, New York and, if the applicable Business Day relates to a Eurodollar Rate Loan, a day on which dealings are also carried on in the London interbank market.

               "Capital  Expenditures"  means,  for any  period,  the  aggregate
(without duplication) of (i) all expenditures by the Borrower and its Subsidiaries during such period for property, plant or equipment, including, without limitation, renewals, improvements, replacements and capitalized repairs, which would be reflected as additions to property, plant or equipment on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in conformity with GAAP, and (ii) the principal amount of all Indebtedness incurred or assumed in connection with any such additions to property, plant and equipment. For the purpose of this definition, the purchase price of equipment which is acquired simultaneously with, or within 30 days following, the trade-in of existing equipment owned by the Borrower or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment being traded in at such time or the amount of such proceeds, as the case may be.

               "Capitalized Lease" means, as to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in conformity with GAAP.

               "Capitalized Lease Obligations" means, as to any Person, the capitalized amount of all obligations of such Person under Capitalized Leases, as determined in conformity with GAAP.

               "Cash Equivalents" means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any Lender having maturities of one year or less from the date of acquisition, and (iii) commercial paper of any Lender or Affiliate thereof or any other issuer rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments.

               "Change of Control" means an event or series of events (including a merger or consolidation) as a result of which any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (other than the DLJ Entities, their Affiliates and employees of any of the DLJ Entities or any of their Affiliates), together with their Affiliates (other than any such Persons who are Affiliates of the DLJ Entities), (i) holds or acquires, directly or indirectly, outstanding Voting Shares of KMG such that such person or group, together with such Affiliates thereof, is or becomes the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of outstanding Voting Shares of KMG entitling such person or group, together with such Affiliates, to exercise more than 50% of the total voting power of all classes of outstanding Voting Shares of KMG, or (ii) has a sufficient number of its or their nominees elected to the Board of Directors of KMG such that such nominees so elected (whether new or continuing as directors) shall constitute a majority of the Board of Directors of KMG.

               "Closing Date" means the date on which this Agreement becomes effective as provided in Section 3.1.

               "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

               "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any of the Loan Documents.

               "Collateral Documents" means, collectively, the Security Agreements, the Pledge Agreements and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Obligations.

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness or Contractual Obligation of another Person, if the purpose or intent of such Person incurring the Contingent Obligation is to provide assurance to the obligee of such Indebtedness or Contractual Obligation that such Indebtedness or Contractual Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness or Contractual Obligation will be protected (in whole or in part) against loss in respect thereof. Contingent Obligations of a Person include, without limitation and without duplication, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another Person, (b) any liability of such Person for the obligations of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such obligation or to assure the holder of such obligation against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including, without limitation, to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under subclause (i), (ii), (iii), (iv) or (v) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

               "Contract Management Agreements" means any Contract Management Agreement, in the form of Exhibit K hereto, between the Borrower or any of its Subsidiaries and Katz Media or any of its Subsidiaries.

               "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject, including, without limitation, in the case of the Borrower and each of its Subsidiaries, any Representation Agreement.

               "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

               "DLJ  Entities"   means,   collectively,   DLJ  Merchant  Banking
Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V. and DLJ Merchant Banking Funding, Inc.

               "DOL" means the United States Department of Labor, or any successor thereto.

               "Dollars" and the sign "$" each mean the lawful money of the United States of America.

               "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule II or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

               "EBITDA" means, for any Person and its Subsidiaries for any period, Net Income (Loss) for such period taken as a single accounting period, plus (a) the sum (without duplication) of the following amounts for such Person and its Subsidiaries (including all such amounts for any Subsidiary, business or Representation Agreement acquired by such Person or any of its Subsidiaries during such period on a pro forma basis as if such acquisition had occurred on the first day of such period) on a consolidated basis for such period to the extent included in the determination of such Net Income (Loss): (i) depreciation expense; (ii) amortization expense; (iii) gross interest expense; (iv) total income tax expense; (v) extraordinary losses (and other losses on Asset Sales not otherwise included in extraordinary losses); and (vi) "Loss on sale of station service contracts" as reflected on a consolidated statement of income of such Person and its Subsidiaries; less (b) the sum (without duplication) of the following amounts for such Person and its Subsidiaries (including all such amounts for any Subsidiary, business or Representation Agreement acquired by such Person or any of its Subsidiaries during such period on a pro forma basis as if such acquisition had occurred on the first day of such period) on a consolidated basis for such period to the extent included in the determination of such Net Income (Loss): (i) extra-ordinary gains (and other gains on Asset Sales not otherwise included in extraordinary gains); (ii) the Net Income (Loss) of any other Person that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions paid to such Person; (iii) the Net Income (Loss) of any other Person acquired by such Person or a Subsidiary of such Person in a transaction accounted for as a pooling of interests for any period prior to the date of such acquisition; and (iv) "Gains on sale of station service contracts" as reflected on a consolidated statement of income of such Person and its Subsidiaries. The determination of EBITDA for any Person for any period shall also include pro forma adjustments for the elimination of excess overhead expenses of such Person for such period that are established to the reasonable satisfaction of the Agent.

               For all purposes of this Agreement, the EBITDA of any Person, business or division for any period shall be determined in a manner consistent in all relevant respects with the method used to determine EBITDA described above, but on a non-consolidated basis. The determination of EBITDA for any business or division for any period shall account for only those items included in the definition of EBITDA that are attributable to such business or division.

               "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

               "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on Schedule II (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

               "Eurodollar Rate" means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate of interest per annum at which deposits in United States dollars are offered by the principal office of FNBB in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Eurodollar Rate Loan of FNBB during such Interest Period and for a period equal to such Interest Period by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

               "Eurodollar Rate Loan" means any outstanding principal amount of the Revolving Credit Loans of any Lender that, for any Interest Period, bears interest at a rate determined with reference to the Eurodollar Rate.

               "Eurodollar Rate Margin" means a rate per annum equal to 2.50%.

               "Eurodollar Rate Reserve Percentage" for any Interest Period means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

               "Event of Default" has the meaning specified in Section 7.1.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

               "Final Maturity Date" means March 31, 1998, or such earlier date on which the outstanding Revolving Credit Loans hereunder are declared due and payable and the Revolving Credit Commitments are terminated pursuant to the terms of this Agreement.

               "Fiscal Quarter" means a fiscal quarter of the Borrower, which shall be a three-month period ending on the last day of any of March, June, September or December.

               "Fiscal Year" means a fiscal year of the Borrower, which shall be the twelve-month period ending on December 31 of each year.

               "FNBB has the meaning specified in the introductory paragraph.

               "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

                "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Guarantor" means each Subsidiary of the Borrower.

               "Indebtedness" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property or services, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, provided that in any such case the amount of such indebtedness shall not, at any time, be deemed to exceed the fair market value of such property at such time), (iv) all Capitalized Lease Obligations of such Person, (v) all Contingent Obligations of such Person, (vi) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued at the greatest of its voluntary or involuntary liquidation preference or purchase, redemption, retirement or defeasance price, (vii) all obligations of such Person under Interest Rate Contracts, (viii) all Indebtedness referred to in clause (i), (ii), (iii), (iv),
(v), (vi) or (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (ix) in the case of the Borrower, the unpaid principal of and interest on the Revolving Credit Loans and all other monetary obligations with respect to the Obligations.

               "Indemnitee" has the meaning specified in Section 9.4.

               "Indenture" means the Indenture, dated as of December 2, 1992, among Katz Media, Katz Communications, Inc., Banner Radio Sales, Inc., Christal Radio Sales, Inc., Eastman Radio Sales, Inc., Seltel, Inc., and First Fidelity Bank, National Association, New Jersey, as trustee.

               "Interest Period" means, in the case of any Eurodollar Rate Loan,
(i) initially, the period commencing on the date such Eurodollar Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurodollar Rate Loan, and ending one, two or three months (or such other duration as is available to each Lender) thereafter, as selected by the Borrower in its Notice of Revolving Credit Borrowing or Notice of Conversion or Continuation given to the Agent pursuant to Section 2.2 or 2.7 and (ii) thereafter, if such Revolving Credit Loan is continued, in whole or in part, as a Eurodollar Rate Loan pursuant to Section 2.7, a period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two or three months (or such other duration as is available to each Lender) thereafter, as selected by the Borrower in its Notice of Conversion or Continuation given to the Agent pursuant to Section 2.7; provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurodollar Rate Loans are subject to the following:

               (A) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension for any Eurodollar Rate Loan would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (B) any Interest Period for any Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (C) the Borrower may not select any Interest Period which ends after the Final Maturity Date.

               "Interest Rate Contracts" means interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance, and other agreements or arrangements designed to provide protection against fluctuations in interest rates.

               "IRS" means the Internal Revenue Service, or any successor thereto.

               "Katz   Media"   means   Katz  Media   Corporation,   a  Delaware
corporation.

               "Katz Media Credit Agreement" means the Third Amended and Restated Credit Agreement, dated as of September 9, 1994, among Katz Media, certain financial institutions, and FNBB and Credit Lyonnais New York Branch, as Underwriting Agents, and FNBB, as Agent.

               "KCC" means Katz Capital Corporation, a Delaware corporation.

               "KMG" means Katz Media Group, Inc., a Delaware corporation.

               "KMG Pledge Agreement" means the Pledge Agreement, in the form of Exhibit F hereto, executed by KMG in favor of the Agent.

                "Leases" means, with respect to the Borrower or any of its Subsidiaries, all of those leasehold estates in real property now owned by the Borrower or such Subsidiary as lessee or sublessee or hereafter acquired by the Borrower or such Subsidiary, as lessee or sublessee.

               "Lenders"   has  the  meaning   specified  in  the   introductory
paragraph.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capitalized Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor.

               "Loan Documents" means, collectively, this Agreement, the Revolving Credit Notes, each Subsidiary Guaranty to be executed by a Subsidiary of the Borrower pursuant to Section 5.18, the Collateral Documents, and each certificate, agreement or document executed by a Loan Party and delivered to the Agent or any Lender in connection with or pursuant to any of the foregoing.

               "Loan Party" means each of the Borrower and its Subsidiaries, KMG, and any other Affiliate of the Borrower that executes and delivers a Loan Document.

               "Majority Lenders" means, at any time, Lenders holding at least 60% of the then aggregate unpaid principal amount of the Revolving Credit Loans or, if no such principal amount is then outstanding, Lenders having at least 60% of the Revolving Credit Commitments, provided, however, that as long as there are four or more Lenders, the Majority Lenders shall include at least three Lenders.

               "Material  Adverse Change" means a material adverse change in any of (i) the condition (financial or otherwise), business, performance, prospects, operations or properties of the Borrower, or of the Borrower and its Subsidiaries taken as one enterprise, (ii) the legality, validity or enforceability of any Loan Document, (iii) the fully perfected first priority status of the Liens granted pursuant to the Collateral Documents, (iv) the ability of the Borrower to repay the Obligations or of any Loan Party to perform its obligations hereunder or under any other Loan Document or (v) the rights and remedies of the Lenders or the Agent under any of the Loan Documents.

               "Material Adverse Effect" means an effect that results in or causes a Material Adverse Change.

               "Net Income (Loss)" means, for any Person for any period, the net income (or loss) from continuing operations of such Person and its Subsidiaries for such period, including, without limitation, the net income (or loss) attributable to any business or Representation Agreement acquired during such period on a pro forma basis as if such acquisition had occurred on the first day of such period.

               "Notice of Conversion or Continuation" has the meaning specified in Section 2.7.

               "Notice of Revolving Credit Borrowing" has the meaning specified in Section 2.2(a).

               "Obligations" means the Revolving Credit Loans and all other advances, debts, liabilities, obligations, covenants and duties owing by the Borrower or any of the its Subsidiaries to the Agent or any Lender of every type and description, present or future, arising under this Agreement or under any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or Interest Rate Contract, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other amounts chargeable to the Borrower or any of its Subsidiaries under this Agreement or any other Loan Document.

               "Operating Expenses" means, for any Person and its Subsidiaries for any period, all operating expenses (exclusive of depreciation, amortization and other similar charges) of such Person and its Subsidiaries for such Period determined on a consolidated basis in accordance with GAAP.

               "Other Taxes" has the meaning specified in Section 2.14(b).

               "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Permit"  means any  permit,  approval,  authorization,  license,
variance  or  permission  required  from  a  Governmental   Authority  under  an
applicable Requirement of Law.

               "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.

               "Plan" means an employee benefit plan, as defined in Section 3(3) of ERISA, which the Borrower or any of its Subsidiaries maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

               "Pledge Agreements" means, collectively, the Borrower Pledge Agreement, the KMG Pledge Agreement and any Pledge Agreement entered into by any Subsidiary of the Borrower pursuant to Section 5.18.

               "Pledged Shares" means, collectively, the Pledged Shares as defined in each of the Pledge Agreements.

               "Ratable Portion" or "ratably" means, with respect to any Lender, the quotient obtained by dividing the aggregate principal amount of all Revolving Credit Loans held by such Lender by the aggregate principal amount of all Revolving Credit Loans held by all Lenders, and if no Revolving Credit Loans are then outstanding, by dividing the Revolving Credit Commitment of such Lender by the Revolving Credit Commitments of all Lenders.

               "Reference Bank" means FNBB.

               "Refinancing Event" means (i) any permanent repayment or prepayment of, or any repurchase, redemption, acquisition or defeasance of, all or substantially all of the Indebtedness evidenced by the Katz Media Credit Agreement or by debentures issued under the Indenture, or (ii) any sale, transfer or other disposition, whether by merger, operation of law, or otherwise, but excluding terminations of Representation Agreements, of all or any substantial part of the assets of KCC, or of Katz Media and its Subsidiaries taken as a whole, or of the Stock and Stock Equivalents of KCC or Katz Media. As used in this definition, a "substantial part of the assets of Katz Media and its Subsidiaries taken as a whole" shall mean assets which (i) on a historical basis generated revenue equal to twenty-five percent (25%) or more of the consolidated revenue of Katz Media and its Subsidiaries for the immediately preceding four fiscal quarters of Katz Media or (ii) is expected, based on projections prepared by management of Katz Media in good faith, to generate revenue equal to twenty-five percent (25%) or more of the consolidated revenue of Katz Media and its Subsidiaries for the next four fiscal quarters of Katz Media.

               "Representation Agreement" means any agreement now in effect or hereafter entered into between the Borrower or any of its Subsidiaries and owners and operators of radio or television stations and cable systems pursuant to which the Borrower or such Subsidiary represents such stations or systems in the sale of national spot broadcast advertising time.

               "Representation Agreement Acquisition Payments" means, for any Person for any period, the aggregate of all payments which would be reflected as "Payment made on purchase of station representation contracts" on a consolidated statement of cash flows of such Person and its Subsidiaries for such period.

               "Representation Agreement Termination Payments" means, for any Person for any period, the aggregate of all payments received which would be reflected as "Payment received on sale of station representation contracts" on a consolidated statement of cash flows of such Person and its Subsidiaries for such period.

               "Requirement of Law" means, as to any Person, the charter and bylaws or other organizational or governing documents of such Person, and all Federal, state and local laws, rules and regulations, including, without limitation, all disclosure requirements of ERISA and all orders, judgments, decrees or other determinations of an arbitrator, court or other Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Responsible Officer" means, with respect to any Person, any of the principal executive officers of such Person.

               "Revolving Credit Borrowing" means a Borrowing consisting of Revolving Credit Loans made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments.

               "Revolving  Credit  Commitment"  has  the  meaning  specified  in
Section 2.1(a).

               "Revolving Credit Loan" means a loan made by a Lender to the Borrower pursuant to Section 2.1(a).

               "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Lender in a principal amount equal to the amount of such Lender's Revolving Credit Commitment as originally in effect, in substantially the form of Exhibit A, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Revolving Credit Loans made by such Lender.

               "Secured Parties" means the Lenders and the Agent.

               "Security Agreements" means, collectively, the Borrower Security Agreement and any Security Agreement entered into by any Subsidiary of the Borrower pursuant to Section 5.18.

               "Shares" means the Borrower's Common Stock.

               "Stock" means shares of capital stock, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

               "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

               "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which an aggregate of 50% or more of the outstanding Stock having ordinary voting power to elect a majority of the board of directors, managers, trustees or other controlling Persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

               "Subsidiary Guaranty" means the Guaranty, in the form of Exhibit D hereto, to be executed by each Subsidiary of the Borrower in favor of the Agent.

               "Taxes" has the meaning specified in Section 2.14(a).

               "Voting Shares" means, for any Person, Stock of such Person which under ordinary circumstances has the voting power entitling the holders of such Stock to elect the board of directors or other governing body of such Person.

               1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

               1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

               1.4. Certain Terms. (a) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement. References herein to an Exhibit, Schedule, Article, Section, subsection or clause shall refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in, this Agreement.

               (b) The terms Lender and the Agent include their respective successors and the term Lender includes each assignee of such Lender who becomes a party hereto pursuant to Section 9.7.

               (c) References to any agreement, instrument or other document refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference.


                                   ARTICLE II


                           THE REVOLVING CREDIT LOANS


               2.1. The Revolving Credit Loans. (a) On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make loans (each a "Revolving Credit Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Final Maturity Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule I as its Revolving Credit Commitment (such Lender's "Revolving Credit Commitment"). Within the limits of each Lender's Revolving Credit Commitment, amounts prepaid pursuant to Section 2.6(b) may be reborrowed under this Section 2.1. The Revolving Credit Loans of each Lender shall be evidenced by a Revolving Credit Note.

               (b) Notwithstanding any other provision of this Agreement, $5,000,000 of the aggregate Revolving Credit Commitments of $35,000,000 shall be held available to pay interest arising under this Agreement and the other Loan Documents, and shall not be available for any other purposes.

               2.2. Making the Revolving Credit Loans. (a) Each Revolving Credit Borrowing shall be made upon receipt of a notice, in substantially the form of Exhibit B (the "Notice of Revolving Credit Borrowing"), given by the Borrower to the Agent not later than 11:00 A.M. (Boston time) on the third (or, in the case of a Borrowing consisting only of Base Rate Loans, the first) Business Day prior to the date of the proposed Revolving Credit Borrowing (each such date being referred to herein as a "Closing Date"). Each Notice of Revolving Credit Borrowing shall be by telecopy, telex or cable, confirmed promptly by a manually signed writing, specifying therein (i) the proposed Closing Date, (ii) the aggregate amount of such proposed Revolving Credit Borrowing, (iii) the amount thereof, if any, requested to be Eurodollar Rate Loans and (iv) the initial Interest Period or Periods for any such Eurodollar Rate Loans. Each Revolving Credit Loan shall be made as a Base Rate Loan unless (subject to Section 2.11) the Notice of Revolving Credit Borrowing specifies that all or a pro rata portion thereof shall be Eurodollar Rate Loans; provided, however, that the aggregate of the Eurodollar Rate Loans for each Interest Period must be in an amount of not less than $500,000 or an integral multiple of $100,000 in excess thereof.

               (b) The Agent shall give to each Lender prompt notice of the Agent's receipt of a Notice of Revolving Credit Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Revolving Credit Borrowing, the applicable interest rate under Section 2.8(b). Each Lender shall, before 11:00 A.M. (Boston time) on the date of the proposed Closing Date, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 9.2, in immediately available funds, such Lender's Ratable Portion of such proposed Revolving Credit Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

               (c) Each Notice of Revolving Credit Borrowing shall be irrevocable and binding on the Borrower. In the case of a proposed Revolving Credit Borrowing which the Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such proposed Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including, without limitation, loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any Eurodollar Rate Loan to be made by such Lender as part of such proposed Borrowing when such Eurodollar Rate Loan, as a result of such failure, is not made on the specified Closing Date.

               (d) Unless the Agent shall have received notice from a Lender prior to any proposed Closing Date that such Lender will not make available to the Agent such Lender's Ratable Portion of such Revolving Credit Borrowing, the Agent may assume that such Lender has made such Ratable Portion available to the Agent on the proposed Closing Date in accordance with this Section 2.2 and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Revolving Credit Loans comprising such Revolving Credit Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Loan as part of such Revolving Credit Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have to the Borrower hereunder.

               (e) The failure of any Lender to make the Revolving Credit Loan to be made by it as part of a Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Loan on the Closing Date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan to be made by such other Lender on the such Closing Date.

               (f) Each Revolving Credit Borrowing consisting solely of Base Rate Loans shall be in an aggregate amount of not less than $100,000 or an integral multiple of $100,000 in excess thereof.

               2.3. Commitment Fees. The Borrower agrees to pay to each Lender a fee on the average daily Available Commitment of such Lender from the date hereof until the Final Maturity Date at the rate of 1/2 of 1% per annum, payable in arrears on the first day of each January, April, July and October during the term of such Lender's Revolving Credit Commitment, and on the Final Maturity Date.

               2.4. Reduction and Termination of the Commitments. (a) The Borrower shall have the right, upon at least three Business Days' prior notice to the Agent, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Revolving Credit Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate amount of not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

               (b) The Revolving Credit Commitments shall in any event terminate in their entirety on the earlier of (i) the occurrence of any Refinancing Event, or (ii) the Final Maturity Date.

               2.5. Repayment. The Borrower shall repay the aggregate unpaid principal amount of the Revolving Credit Loans on the Final Maturity Date.

               2.6. Prepayments. (a) The Borrower shall have no right to prepay the principal amount of any Revolving Credit Loan other than as provided in this
Section 2.6.

               (b) The Borrower may, upon at least three Business Days' prior notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall prepay the outstanding principal amount of the Revolving Credit Loans, in whole or ratably in part, without penalty, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that any prepayment of any Eurodollar Rate Loan shall include, if applicable, all amounts payable under Section 9.4(c), and provided, further, that each partial prepayment pursuant to this Section 2.6(b) shall be in an aggregate amount not less than $500,000 (or in the case of a prepayment of Base Rate Loans, $100,000) or integral multiples of $100,000 in excess thereof.

               (c) If, at any time the aggregate outstanding principal amount of the Revolving Credit Loans exceeds the aggregate Revolving Credit Commitments, the Borrower shall forthwith prepay ratably the outstanding principal amount of the Revolving Credit Loans by the amount of such excess, together with accrued interest to the date of such prepayment on the principal amount prepaid.

               (d) Concurrently with the receipt by the Borrower or any of its Subsidiaries of: (i) Asset Sale Proceeds or (ii) Representation Agreement Termination Payments, the Borrower shall forthwith prepay ratably the Revolving Credit Loans in an amount equal to such Asset Sale Proceeds or Representation Agreement Termination Payments, together with accrued interest to the date of such prepayment on the principal amount prepaid.

               (e) Immediately upon the occurrence of any Refinancing Event, the Borrower shall prepay all the outstanding Revolving Credit Loans, all accrued interest on the Revolving Credit Loans and all other Obligations.

               (f) Any  prepayment  of Revolving  Credit Loans  pursuant to this
Section 2.6 made on a day other than the last day of an Interest Period for any Loans shall be applied first to Base Rate Loans, if any, then outstanding and second to Eurodollar Rate Loans with the shortest Interest Periods remaining.

               2.7. Conversion/Continuation Option. The Borrower may elect (i) at any time to convert Base Rate Loans or any portion thereof to Eurodollar Rate Loans, (ii) at the end of any Interest Period with respect thereto, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans, or to continue such Eurodollar Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate of the Eurodollar Loans for each Interest Period therefor must be in the amount of not less than $500,000 or an integral multiple of $100,000 in excess thereof. Each conversion or continuation shall be allocated among the Revolving Credit Loans of the Lenders in accordance with each Lender's Ratable Portion of the amount so converted or continued. Each such election shall be in substantially the form of Exhibit C (a "Notice of Conversion or Continuation") and shall be made by giving the Agent at least three Business Days' prior written notice thereof specifying
(A) the amount and type of conversion or continuation, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the Interest Period therefor and (C) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from Eurodollar Rate Loans, shall also be the last day of the Interest Period therefor). The Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the contents thereof. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans, and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which a Default or an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 2.7, the Agent does not receive a Notice of Conversion or Continuation from the Borrower containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period, then, upon the expiration of the Interest Period therefor, such Loans will be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

               2.8. Interest. The Borrower shall pay interest on the unpaid principal amount of each Revolving Credit Loan from and including the date thereof until the principal amount thereof shall be paid in full, at the following rates per annum:

               (a) Base Rate Loans. For Base Rate Loans, at a rate per annum equal at all times to the Base Rate Margin plus the Base Rate in effect from time to time, payable quarterly in arrears on the first day of each January, April, July and October and on the date any Base Rate Loan is converted or paid in full and on the Final Maturity Date; provided, however, that during the continuance of an Event of Default, all Base Rate Loans shall bear interest, payable on demand, at a rate per annum equal at all times to 2.00% above the Base Rate in effect from time to time plus the Base Rate Margin.

               (b) Eurodollar Rate Loans. For Eurodollar Rate Loans, at a rate per annum equal at all times during the applicable Interest Period for each Eurodollar Rate Loan to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin, payable in arrears on the last day of such Interest Period, on the Final Maturity Date and on the date any Eurodollar Rate Loan is converted or paid in full and, if such Interest Period has a duration of more than three months, on each day during such Interest Period which occurs every three months from the first day of such Interest Period; provided, however, that during the continuance of an Event of Default, all Eurodollar Rate Loans shall bear interest, payable on demand, at a rate per annum equal at all times to 2.00% above the Eurodollar Rate plus the Eurodollar Rate Margin until the maturity of the Revolving Credit Loans or the end of the Interest Period, whichever occurs first, and thereafter at 2.00% per annum above the Base Rate in effect from time to time plus the Base Rate Margin.

               2.9. Interest Rate Determination. (a) The Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent two Business Days before the first day of such Interest Period.

                (b) The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of
Section 2.8.

               (c) If, with respect to Eurodollar Rate Loans, the Majority Lenders notify the Agent that the Eurodollar Rate for any Interest Period therefor will not adequately reflect the cost to the Majority Lenders of making such Loans or funding or maintaining their respective Eurodollar Rate Loans for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon

               (i) each Eurodollar Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan; and

               (ii) the obligation of the Lenders to make, and the right of the Borrower to select, Eurodollar Rate Loans or to convert Revolving Credit Loans into Eurodollar Rate Loans shall be suspended until the Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

               2.10. Increased Costs. If, due to either (i) the introduction of, or any change (other than any change by way of, imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in the interpretation of, or compliance with, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost setting forth in reasonable detail the basis for computing the amount payable to such Lender pursuant to this Section 2.10 shall be submitted to the Borrower and the Agent by such Lender and such certificate shall be conclusive and binding for all purposes, absent manifest error. If the Borrower so notifies the Agent within five Business Days after any Lender notifies the Borrower of any increased cost pursuant to the foregoing provisions of this Section 2.10, the Borrower may either (A) prepay in full all Eurodollar Rate Loans of such Lender then outstanding in accordance with Section 2.6(b) and, additionally, reimburse such Lender for such increased cost in accordance with this Section 2.10 or (B) convert all Eurodollar Rate Loans of all Lenders then outstanding into Base Rate Loans in accordance with Section 2.7 and, additionally, reimburse such Lender for such increased cost in accordance with this Section 2.10.

               2.11. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of, or any change in or in the interpretation of, any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (i) the obligation of such Lender to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall terminate and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Loans of such Lender then outstanding, together with interest accrued thereon, except to the extent the Borrower, within five Business Days of such notice and demand (or such shorter time as may be required by law), converts all Eurodollar Rate Loans of all Lenders then outstanding into Base Rate Loans.

               2.12. Capital Adequacy. If either (i) the introduction of, or any change in or in the interpretation of, or compliance with, any law or regulation or (ii) compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), affects or would affect the amount of capital required or expected to be maintained by any Lender or any corporation controlling any Lender and such Lender reasonably determines that such amount is based upon the existence of such Lender's Revolving Credit Commitment or Revolving Credit Loans and other commitments or loans of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Revolving Credit Commitment or Revolving Credit Loans. A certificate as to such amounts setting forth in reasonable detail the basis for computing the amount payable to such Lender pursuant to this Section 2.12 shall be submitted to the Borrower and the Agent by such Lender and such certificate shall be conclusive and binding for all purposes absent manifest error.

               2.13. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Revolving Credit Notes not later than 11:00 A.M. (Boston time) on the day when due, in Dollars, to the Agent at its address referred to in Section 9.2 in immediately available funds without set-off or counterclaim. The Agent will promptly thereafter cause to be distributed immediately available funds relating to the payment of principal or interest or fees to the Lenders, in accordance with their respective Ratable Portions (other than amounts payable pursuant to Section 2.10, 2.11, 2.12 or 2.14), for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Payment received by the Agent after 11:00 A.M. (Boston time) shall be deemed to be received on the next Business Day.

               (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder as provided in the first sentence of Section 2.13(a), to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

               (c) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

               (d) Whenever any payment hereunder or under the Revolving Credit Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurodollar Rate Loan to be made in the next calendar month, such payment shall be made on the next preceding Business Day.

               (e) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due hereunder to the Lenders that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

               2.14. Taxes. (a) Any and all payments by the Borrower hereunder or under the Revolving Credit Notes shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Lender and the Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Agent, as the case may be, is organized or any political subdivision thereof, (ii) in the case of each Lender, taxes measured by its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof and (iii) in the case of each Lender, United States withholding tax payable with respect to payments by the Borrower hereunder under laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Initial Date for such Lender, but not excluding withholding tax payable as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For the purpose of this Section 2.14, the term "Initial Date" shall mean, with respect to each Lender, the date of this Agreement and, with respect to each assignee of any Lender, the effective date specified in the Assignment and Acceptance pursuant to which such assignee becomes a party to this Agreement. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (D) the Borrower shall deliver to the Agent evidence of such payment to the relevant taxation or other authority.

               (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or under the Revolving Credit Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Revolving Credit Notes (hereinafter referred to as "Other Taxes"); provided, however, that the Borrower shall not be required to pay any amount of Other Taxes to the extent arising from the sale, assignment or other transfer of, or sale of participations in, any Loan by any Lender.

               (c) The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or the Agent, as the case may be, and any liability (including, without limitation, for penalties, interest and expenses, except to the extent that such penalties, interest or expenses are caused by the gross negligence, bad faith or willful misconduct of such Lender) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Agent, as the case may be, makes written demand therefor.

               (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower will furnish to the Agent, at its address referred to in Section 9.2, the original or a certified copy of a receipt evidencing payment thereof by the Borrower.

               (e) Prior to the date of this Agreement in the case of each Lender that is a signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender and from time to time thereafter if reasonably requested by the Borrower or the Agent, each Lender organized under the laws of a jurisdiction outside the United States that is entitled to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall provide the Agent and the Borrower with an IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS certifying as to such Lender's entitlement to such exemption or reduced rate with respect to all payments to be made to such Lender hereunder and under the Revolving Credit Notes. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any Revolving Credit Note are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

               (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder and under the Revolving Credit Notes.

               2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Loans made by it (other than pursuant to Section 2.10, 2.11, 2.12 or 2.14) in excess of its Ratable Portion of payments on account of the Revolving Credit Loans obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in their Revolving Credit Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.


                                  ARTICLE III


                             CONDITIONS OF LENDING


               3.1. Conditions Precedent to Initial Borrowing. The obligations of each Lender to make Revolving Credit Loans on the initial Closing Date hereunder are subject to satisfaction of the following conditions precedent:

               (a) Loan Documents, etc. The Agent shall have received, on the Closing Date, the following, each dated the initial Closing Date unless otherwise indicated, in form and substance satisfactory to the Agent, in its sole judgment exercised reasonably, and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

               (i) a fully executed counterpart of this Agreement, dated the date hereof, and a Revolving Credit Note payable to the order of each Lender;

               (ii) certified copies of (A) the resolutions of the Board of Directors and the stockholders, where required, of each Loan Party approving each Loan Document to which it is a party and (B) all documents evidencing other necessary corporate action and required governmental and material third party approvals, licenses and consents with respect to each Loan Document and the transactions contemplated thereby;

               (iii) a copy of the certificate of incorporation of each Loan Party, certified as of a recent date by the Secretary of State of the state of incorporation of such Loan Party, together with certificates of such official attesting to the good standing of each such Loan Party, and a copy of the by-laws of each Loan Party certified as of a recent date by the Secretary or an Assistant Secretary of such Loan Party;

               (iv) a certificate of the Secretary or an Assistant Secretary of each Loan Party, certifying the names and true signatures of other officers of such Loan Party who have been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party;

               (v) the KMG Pledge Agreement and the Borrower Pledge Agreement, in each case duly executed by the Loan Party thereto, together with (i) certificates representing the Pledged Shares and undated stock powers for such certificates executed in blank and (ii) evidence that all action necessary or, in the opinion of the Agent, desirable to perfect and protect the Liens created by the Pledge Agreements has been taken;

               (vi) the Borrower Security Agreement, duly executed by the Borrower, together with (A) duly executed Financing Statements (Form UCC-1) in proper form for filing under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect and protect the Liens created by the Borrower Security Agreement, and (B) evidence satisfactory to the Agent of the release of all Liens over the property of the Borrower other than Liens permitted by Section 6.1;

               (vii) a favorable opinion of Davis Polk & Wardwell, counsel to the Loan Parties, in the form of Exhibit I hereto;

               (viii) intentionally omitted;

               (ix) a certificate, signed by a Responsible Officer of the Borrower, stating that the conditions specified in Sections 3.1(c) through (e) and 3.2(a) have been met;

               (x) audited consolidated financial statements of KMG for the fiscal year of KMG ending December 31, 1995, accompanied by an unqualified report thereon prepared by the independent certified public accountant of KMG, and unaudited interim consolidated financial statements of KMG for the fiscal quarters ending March 31, 1996 and June 30, 1996;

               (xi)  a  pro  forma   balance  sheet  of  the  Borrower  and  its
Subsidiaries as of the initial Closing Date;

               (xii) any executed Contract Management Agreements between the Borrower and Katz Media or one of its Subsidiaries;

               (xiii) an amendment to the Katz Media Credit Agreement, in the form of Exhibit J hereto, duly and validly executed by all parties thereto; and

               (xiv) such additional documents, information and materials as any Lender, through the Agent, may reasonably request.

               (b)  Capital  Structure  of  Borrower.   The  Borrower  shall  be
established as a wholly-owned direct Subsidiary of KMG with a corporate and capital structure satisfactory to the Agent.

               (c) No Material Adverse Change. There shall have been no Material Adverse Change in the financial condition or prospects of KMG or Katz Media since June 30, 1996.

               (d) Government Approvals. All necessary governmental and third party approvals required to be obtained by any Loan Party in connection with the transactions contemplated hereby shall have been obtained and shall remain in effect.

               (e)  No  Injunction.   There  shall  exist  no  judgment,  order,
injunction or other restraint prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated hereby.

               (f) No Proceedings. There shall exist no claim, action, suit, investigation or proceeding (including, without limitation, stockholder or derivative litigation) threatened in any court or before any arbitrator or Governmental Authority which relates to the financing hereunder or which has a reasonable likelihood of having a Material Adverse Effect.

               (g) Fees, Expenses, etc. All costs and accrued and unpaid fees and expenses (including, without limitation, legal fees and expenses) required to be paid to the Agent or the Lenders on the initial Closing Date shall have been paid.

               3.2. Conditions Precedent to Each Revolving Credit Loan. The obligation of each Lender to make any Revolving Credit Loan shall be subject to the further conditions precedent that:

               (a) The following statements shall be true and correct on the date of such Revolving Credit Loans, before and after giving effect thereto and to the application of the proceeds therefrom (and the acceptance by the Borrower of the proceeds of such Revolving Credit Loans shall constitute a representation and warranty by the Borrower that on the date of such Revolving Credit Loans such statements are true):

               (i) The representations and warranties of the Borrower contained in Article IV and of each Loan Party in the other Loan Documents (other than those representations and warranties which specifically relate to an earlier date) are correct on and as of such date as though made on and as of such date; and

               (ii) No Default or Event of Default is continuing as of the applicable Closing Date or will result from the Revolving Credit Loans being made on such date or the proposed application of proceeds of such Revolving Credit Loan.

               (b) The making of the Revolving Credit Loans on such date does not violate any Requirement of Law and is not enjoined, temporarily, preliminary or permanently.

               (c) The Agent shall have received such additional documents, information and materials as any Lender, through the Agent, may reasonably request.

                                   ARTICLE IV


                         REPRESENTATIONS AND WARRANTIES


               To induce the Lenders and the Agent to enter into this Agreement, the Borrower represents and warrants to the Lenders and the Agent as follows:

               4.1. Corporate Existence; Compliance with Law. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Borrower and its Subsidiaries (i) is duly qualified to transact business as a foreign corporation and in good standing as a foreign corporation under the laws of each jurisdiction, except where the failure to be so qualified has no reasonable likelihood of having a Material Adverse Effect, including those jurisdictions listed on Schedule 4.1; (ii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (iii) is in compliance with its certificate of incorporation and by-laws; (iv) is in compliance with all applicable Requirements of Law, except for such non-compliances that, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect; and (v) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or which the failure to have, individually or in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect.

               4.2. Corporate Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions related to the financing contemplated hereby:

               (i) are within such Loan Party's corporate powers;

               (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required;

               (iii) do not and will not (A) contravene any Loan Party's certificate of incorporation or by-laws or other comparable governing documents,
(B) violate any Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator binding on or affecting such Loan Party, (C) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any Contractual Obligation of any Loan Party, except such as would, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect, or
(D) require or permit the  acceleration of any Indebtedness of any Loan Party or
(E) result in the creation or imposition of any Lien upon any of the property of any Loan Party, other than those in favor of the Agent on behalf of and for the ratable benefit of the Secured Parties; and

               (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than (A) those which have been or will be, prior to the initial Closing Date, obtained or made and copies of which are required to be delivered to the Agent pursuant to Section 3.1, each of which is or on the initial Closing Date will be in full force and effect and (B) the consent of, authorization by, or approval of, any lessor of the Borrower or any of its Subsidiaries which, if not obtained, would, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect and the absence of which would not, individually or in the aggregate, affect the Borrower's or any of its Subsidiaries' ability to consummate the transactions contemplated by the Loan Documents.

               (b) This Agreement and each of the other Loan Documents have been duly executed and delivered by each Loan Party thereto. This Agreement and each of the other Loan Documents are the legal, valid and binding obligations of each Loan Party thereto, enforceable against it in accordance with its terms, except that (i) such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               4.3. Taxes. The Borrower and its Subsidiaries have (a) made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject or properly filed for and received extensions with respect thereto which are still in full force and effect and which have been fully complied with in all material respects, (b) paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which adequate reserves, to the extent required by GAAP, have been established and (c) set aside on their books provisions reasonably adequate for the payment of all estimated taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

               4.4. Full Disclosure. No written statement prepared or furnished by or on behalf of any Loan Party or any of its Affiliates in connection with any of the Loan Documents or the consummation of the transactions contemplated thereby, and no financial statement delivered pursuant hereto or thereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. All facts known to the Borrower which are material to an understanding of the financial condition, business, properties or prospects of the Borrower and its Subsidiaries taken as one enterprise have been disclosed to the Lenders.

               4.5. Financial Matters. (a) The balance sheet of the Borrower as at the initial Closing Date, certified by the chief financial officer of the Borrower, copies of which have been furnished to the Agent, fairly present the financial condition of the Borrower as at such date all in conformity with GAAP.

               (b) The Borrower does not have at the initial Closing Date any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment which is not reflected on the balance sheet at such date referred to in subsection (a) above or in the notes thereto.

               4.6. Litigation. Except as disclosed on Schedule 4.6, there are no pending or, to the knowledge of the Borrower, threatened actions, investigations or proceedings affecting the Borrower or any of its Subsidiaries before any Governmental Authority or arbitrator. To the knowledge of the Borrower, the performance of any action by any Loan Party required or contemplated by any of the Loan Documents is not restrained or enjoined (either temporarily, preliminary or permanently), and no material adverse condition has been imposed by any Governmental Authority or arbitrator upon any of the foregoing transactions.

               4.7. Use of Proceeds; Margin Regulations. (a) The proceeds of the Revolving Credit Loans shall be used by the Borrower solely as follows: (i) for Acquisitions permitted by Section 6.5(e) and other Investments permitted by
Section 6.5(a), (ii) for the payment of interest, transaction costs, fees and expenses related to the execution, delivery and performance of the Loan Documents and (iii) for other general corporate purposes not otherwise prohibited by this Agreement or the other Loan Documents (including, with the consent of the Majority Lenders, the acquisition of interests in one or more joint venture arrangements).

               (b) No proceeds of any Revolving Credit Borrowing will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act.

               (c) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Borrowing will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, in contravention of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

               4.8. Capitalization; Subsidiaries. The authorized Stock of the Borrower consists of 1,000 shares of Common Stock, $1.00 par value, of which 1,000 shares are issued and outstanding. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by KMG free and clear of all Liens, other than Liens under the KMG Pledge Agreement. There are no agreements or understandings with respect to the voting of any Stock of the Borrower or, to the best knowledge of the Borrower, any agreement restricting the transfer or hypothecation of any such shares.

               (b) As of the date hereof, the Borrower has no Subsidiaries. As of the date hereof, the Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

               4.9. ERISA. (a) None of the Borrower or any of its Subsidiaries (at any time after the Acquisition of such Subsidiary by the Borrower) has maintained, contributed to or incurred any obligation to contribute to any Plan.

               4.10. Liens. There are no Liens of any nature whatsoever on any properties of the Borrower and its Subsidiaries other than those permitted by
Section 6.1. The Liens granted by the Loan Parties to the Agent on behalf and for the ratable benefit of the Secured Parties pursuant to the Collateral Documents are fully perfected first priority Liens in and to the Collateral described therein, subject to no other Liens.

               4.11. No Burdensome Restrictions; No Defaults. (a) No Loan Party is (i) a party to any Contractual Obligation which has a reasonable likelihood of having a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, will result in the creation of a Lien on the property or assets of any thereof or (ii) subject to any charter or corporate restriction which has a reasonable likelihood of having a Material Adverse Effect.

               (b) No Loan Party nor, to the knowledge of the Borrower, any other party is in default under or with respect to any Contractual Obligation which has a reasonable likelihood of having a Material Adverse Effect.

               (c)  No  Event  of  Default  or  Default  has   occurred  and  is
continuing.

               (d) There is no Requirement of Law the compliance with which by any Loan Party would have a reasonable likelihood of having a Material Adverse Effect.

               (e) None of the Borrower's Subsidiaries is subject to any restriction or limitation (other than Requirements of Law) on its ability to declare or make any dividend payment or other distribution on account of any shares of any class of its Stock or on its ability to purchase, redeem, defease, or otherwise acquire for value or make any payment in respect of any such shares or any shareholder rights, except pursuant to the Loan Documents.

               4.12. No Other Ventures. On the date hereof, no Loan Party (other than KMG) is engaged in any joint venture or partnership with any other Person.

               4.13. Investment Company Act. The Borrower is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended. The making of the Revolving Credit Loans by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Loan Documents will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

               4.14. Insurance. All policies of insurance of any kind or nature owned by or issued to the Borrower or any of its Subsidiaries, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage which the Borrower believes is sufficient and which is customarily carried by companies of the size and character of the Borrower and its Subsidiaries.

               4.15. Labor Matters. (a) There are no strikes, work stoppages, slow downs, lockouts, other labor disputes or grievances pending against the Borrower or any of its Subsidiaries.

               (b) There are no arbitrations, unfair labor practice charges or grievances pending or in process or threatened by or on behalf of any employee or group of employees of the Borrower or any of its Subsidiaries, and no written complaints received by the Borrower or any of its Subsidiaries, or threatened, or, with respect to unresolved complaints, on file with any Federal, state or local governmental agency, alleging employment discrimination by the Borrower or any of its Subsidiaries which has a reasonable likelihood of having a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement.

               4.16. Environmental Protection. Except as disclosed on Schedule 4.16, (i) none of the facilities of the Borrower nor those of any of its Subsidiaries or of any tenants of the Borrower or any of its Subsidiaries contain any asbestos-containing materials, (ii) neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of such tenants is subject to any order or directive of any Governmental Authority relating to asbestos-containing materials, and (iii) the operations of the Borrower and each of its Subsidiaries and each of such tenants comply with all applicable Requirements of Law relating to environmental matters, except for such non-compliance that, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect.

               4.17.   Real  Estate.   Neither  the  Borrower  nor  any  of  its
Subsidiaries owns any real property. The Borrower and each of its Subsidiaries hold valid, binding and enforceable leasehold interests in all properties and assets, if any, purported to be leased by the Borrower or such Subsidiary (except to the extent that the failure of the Borrower to hold any such leasehold interests would, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect). Each of the Borrower and its Subsidiaries has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents concerning property, if any, leased by the Borrower or any of its Subsidiaries, except for such instruments the failure to obtain would, individually or in the aggregate, have no reasonable likelihood of having a Material Adverse Effect.

               (b) None of the Borrower or any of its Subsidiaries owns or holds, or is obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell, assign or dispose of any real property leased by the Borrower or any of its Subsidiaries.

               (c) The properties operated or leased by the Borrower or any of its Subsidiaries, if any, are in good repair and operating condition (reasonable wear and tear excepted) and suitable for the uses presently made thereof.

               (d) Neither the Borrower nor any of its Subsidiaries has received any notice of any pending, threatened or contemplated condemnation proceeding affecting any real property, if any, leased by the Borrower or any of its Subsidiaries or any material part thereof.

               4.18. Certain Indebtedness. Except as disclosed in the financial statements referred to in Section 4.5, there is no Indebtedness of the Borrower or any of its Subsidiaries which is not permitted by Section 6.2.

               4.19. Conduct of Business. The Borrower and its Subsidiaries are principally engaged in only the business of representing radio and television stations and cable systems in the sale of national spot advertising time and programming, and other business reasonably related thereto.

               4.20. Representation Agreements. Each Representation Agreement is in full force and effect, and is enforceable in accordance with its terms, except such Representation Agreements the termination or enforceability of which, individually or in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect. No default or event of default, to the best of the Borrower's knowledge, has occurred under any of the Representation Agreements and no party to any of such Representation Agreements has given notice of termination of, or notice of its intention to terminate, any such agreement, except in the ordinary course of business and which individually or in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect.

               4.21. Contract Management Agreements. The Borrower has delivered to the Agent true and correct copies of all Contract Management Agreements. Each of the Contract Management Agreements is in full force and effect and is enforceable in accordance with its terms. No default or event of default has occurred under any Contract Management Agreement and no party to any Contract Management Agreement has given notice of termination of, or notice of its intention to terminate, any such agreement, except in circumstances where no Representation Agreements are then being managed by the Person party to such Contract Management Agreement.

               4.22. Force Majeure. Neither the business nor the properties of the Borrower or any of its Subsidiaries are currently suffering from the effects of any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), other than those the consequences of which, individually or in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect.



                                   ARTICLE V


                             AFFIRMATIVE COVENANTS


               As long as any of the Obligations or any Revolving Credit Commitments remain outstanding, the Borrower agrees with the Lenders and the Agent that:

               5.1. Compliance with Laws, Etc. The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law, Contractual Obligations, commitments, instruments, licenses, permits and franchises, including, without limitation, all Permits, except for such non-compliance the consequence of which, individually or in the aggregate, has no reasonable likelihood of having a Material Adverse Effect.

               5.2. Conduct of Business. The Borrower shall (a) conduct, and shall cause each of its Subsidiaries to conduct, its business in a regular manner; (b) use, and cause each of its Subsidiaries to use, its reasonable efforts, in the ordinary course and in a manner consistent with past practice, to (i) preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the Borrower or any of its Subsidiaries, and (ii) keep available the services and goodwill of its present employees generally; and (c) perform and observe, and cause each of its Subsidiaries to perform and observe, all the terms, covenants and conditions required to be performed and observed by the Borrower or such Subsidiary under its Contractual Obligations (including, without limitation, to pay all rent and other charges payable under any lease and all debts and other obligations as the same become due) and do, and cause each of its Subsidiaries to do, all things necessary to preserve and to keep unimpaired its rights under such Contractual Obligations, in each case, except such failures the consequence of which have no reasonable likelihood of having a Material Adverse Effect.

               5.3. Payment of Taxes, Etc. The Borrower shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, all lawful claims, taxes, assessments and governmental charges or levies, except where contested in good faith, by proper proceedings, where adequate reserves therefor have been established on the books of the Borrower or the appropriate Subsidiary in conformity with GAAP, and the consequence of all such non-payments has no reasonable likelihood of having a Material Adverse Effect.

               5.4. Maintenance of Insurance. The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning or leasing similar properties in the same general areas in which the Borrower or such Subsidiary operates and in any event, all insurance required by any Collateral Document. All such insurance will name the Agent and the Lenders as additional insured or loss payees, as the Agent shall determine. The Borrower shall furnish to the Lenders through the Agent from time to time such information as may be reasonably requested as to such insurance.

               5.5. Preservation of Corporate Existence, etc. The Borrower shall preserve and maintain, and shall cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises, except as permitted under Section 6.4.

               5.6. Access. The Borrower shall, at any reasonable time and from time to time, and upon reasonable notice to the Borrower, unless a Default or an Event of Default has occurred and is continuing, in which case no notice shall be necessary, permit (a) the Agent or any of the Lenders, or any agents or representatives thereof, to (i) examine and make copies of and abstracts from the records and books of account of the Borrower and each of its Subsidiaries,
(ii) visit the properties of the Borrower and each of its Subsidiaries and (iii) discuss the affairs, finances and accounts of the Borrower and each of its Subsidiaries with any of their respective executive officers or directors and
(b) the Agent, individually or on behalf of any Lender, to communicate directly with the Borrower's independent certified public accountants. The Borrower shall authorize its independent certified public accountants to disclose to the Agent, individually or on behalf of any Lender, any and all financial statements and other information of any kind relating to the Borrower or any of its Subsidiaries, including, without limitation, copies of any management letters.

               5.7. Keeping of Books. The Borrower shall keep, and shall cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary.

               5.8. Maintenance of Properties, Etc. The Borrower shall maintain and preserve, and shall cause each of its Subsidiaries to maintain and preserve,
(i) all of its properties which are used or useful or necessary in the conduct of its business in good working order and condition and (ii) all rights, permits, licenses, approvals and privileges (including, without limitation, all Permits) which are used or useful or necessary in the conduct of its business.

               5.9. Performance and Compliance with Other Covenants. The Borrower shall perform, observe and comply with, and shall cause each of its Subsidiaries to perform, observe and comply with, each of the covenants and agreements set forth in each material agreement to which it is a party.

               5.10. Application of Proceeds. The Borrower shall use the entire amount of the proceeds of the Revolving Credit Loans as provided in Section 4.7(a).

               5.11.  Financial  Statements.  The Borrower  shall furnish to the
Lenders:

               (a) as soon as available and in any event within 60 days after the end of the first three Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and consolidated statements of income, retained earnings, cash flow and operations of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, all prepared in conformity with GAAP and certified by the chief financial officer of the Borrower as fairly presenting the financial condition and results of operations of the Borrower and its Subsidiaries at such date and for such period, together with a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto;

               (b) as soon as available and in any event within 120 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such year and consolidated statements of income, retained earnings, cash flow and operations of the Borrower and its Subsidiaries for such Fiscal Year all prepared in conformity with GAAP, and certified by the chief financial officer of the Borrower as fairly representing the financial condition of the Borrower and its Subsidiaries at the end of and for such Fiscal Year, together with a certificate of said officer stating that no Default or Event of Default has occurred and is continuing or, if a Default or any Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which the Borrower proposes to take with respect thereto;

               (c) simultaneously with the delivery of the financial statements referred to in this Section 5.11, a report in form, scope and detail reasonably satisfactory to the Agent, as to the Representation Agreements terminated (including a statement of payments received in connection therewith) and Representation Agreements entered into with new clients (including a statement of payments made in connection therewith), by the Borrower or any of its Subsidiaries during the most recently completed Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial officer of the Borrower;

               (d) in the event the Borrower makes a change in accounting treatment or reporting practices, simultaneously with the delivery of the financial statements referred to in paragraphs (a) and (b) of this Section 5.11; and

               (e) promptly after the same are received by the Borrower, a copy of each management letter provided to the Borrower by its independent certified public accountants which refers in whole or in part to any inadequacy, defect, problem, qualification or other lack of fully satisfactory accounting controls utilized by the Borrower or any of its Subsidiaries.

               5.12. Reporting  Requirements.  The Borrower shall furnish to the
Lenders:

               (a) (i) to the extent practicable, prior to any Asset Sale or any sale of any Representation Agreement anticipated to generate in excess of $100,000 in gross proceeds, a notice (A) describing the assets being sold and
(B)  stating the  estimated  gross  proceeds in respect of such sale,  and (ii )
prior to any purchase of any Representation Agreement for aggregate consideration in excess of $100,000, a notice describing such Representation Agreement and the consideration paid therefor;

               (b) as soon as available and in any event within 45 days after the end of each Fiscal Year, an annual budget of the Borrower and its Subsidiaries prepared on a quarterly basis for the succeeding Fiscal Year (other than for Capital Expenditures and Representation Agreement Acquisition Payments which need to be on an annual basis only), displaying forecasted revenues, net income and EBITDA, Capital Expenditures and the difference between Representation Agreement Termination Payments and Representation Agreement Acquisition Payments, and, within ten days of the preparation thereof, any revisions thereto;

               (c) promptly after the commencement thereof, notice of any action, suit or proceeding before any domestic or foreign Governmental Authority or arbitrator affecting any Loan Party, except for such actions, suits or proceedings, which if adversely determined, would, in the aggregate, have no reasonable likelihood of having a Material Adverse Effect;

               (d) promptly and in any event (i) within two Business Days after the Borrower becomes aware of the existence of any Event of Default and (ii) within five Business Days after the Borrower becomes aware of the existence of
(A) any Default, (B) any termination, breach or non-performance of, or any default under, any Contractual Obligation which is material to the business, prospects, operations or financial condition of the Borrower and its Subsidiaries taken as one enterprise, or (C) any Material Adverse Change, or any event, development or other circumstance which has a reasonable likelihood of resulting in a Material Adverse Change, telephonic or telegraphic notice in reasonable detail specifying the nature of such Event of Default, Default, termination, breach, default, Material Adverse Change, event, circumstance, development or information, including, without limitation, the anticipated effect thereof, which notice shall be promptly confirmed in writing within five days;

               (e) upon the request of any Lender through the Agent, copies of all Federal, state and local tax returns and reports filed by the Borrower or any of its Subsidiaries in respect of taxes measured by income (excluding sales, use and like taxes);

               (f) promptly upon execution thereof, copies of any Contract Management Agreements;

               (g)  promptly  after  any  change  in  accounting   treatment  or
reporting practices, notice disclosing the nature of the change and the reasons therefor; and

               (h) such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

               5.13. Leases. The Borrower shall provide the Agent with a copy of each Lease to which the Borrower or any of its Subsidiaries is a party as lessor. The Borrower shall, and shall cause each of its Subsidiaries to, (i) comply, in all material respects with all of its obligations under each Lease now or hereafter held by the Borrower or such Subsidiary, as the case may be, except for such non-compliances, individually or in the aggregate, that have no reasonable likelihood of having a Material Adverse Effect, (ii) provide the Agent with a copy of each notice of default under any Lease received by the Borrower or any of its Subsidiaries immediately upon receipt thereof and deliver to the Agent a copy of each notice of default sent by the Borrower or any of its Subsidiaries under any Lease simultaneously with its delivery of such notice under such Lease, (iii) notify the Agent at least 14 days prior to the date the Borrower or any of its Subsidiaries takes possession of, or becomes liable under, any new Lease, whichever is earlier, and (iv) upon the Agent's request, promptly execute, deliver and record a first priority leasehold mortgage in favor of the Agent for the ratable benefit of the Secured Parties should the Borrower or any of its Subsidiaries hereafter enter into a Lease, which Lease shall expressly permit the mortgaging thereof to the Agent, contain non-disturbance provisions satisfactory to the Agent and such other customary lender protections as may be required by the Agent, together with, at the Borrower's sole cost and expense, a title insurance policy in an amount reasonably requested by the Agent and a current ALTA survey and surveyor's certificate, in each case, in form and substance satisfactory to the Agent.

               5.14. New Real Estate. If, at any time, the Borrower or any of its Subsidiaries acquires any real property, the Borrower shall, or shall cause such Subsidiary to, promptly execute, deliver and record a first priority mortgage in favor of the Agent for the ratable benefit of the Secured Parties covering such real property (subordinate to no other mortgages other than such permitted mortgages as are necessary to allow the Borrower or such Subsidiary to acquire such real property and to such Liens as are permitted hereunder), in form and substance satisfactory to the Agent, and provide the Agent, at the Borrower's sole cost and expense, with a title insurance policy covering such real property in an amount equal to the purchase price of such real property, and a current ALTA survey thereof, and a surveyor's certificate, in each case, in form and substance satisfactory to the Agent.

               5.15. Broker's Fee. The Borrower shall indemnify the Agent and the Lenders for, and hold the Agent and the Lenders harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Agent or any of the Lenders for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party in connection with the transactions contemplated by this Agreement.

               5.16. Fiscal Year. The Borrower shall maintain as its Fiscal Year the twelve month period ending on December 31 of each year.

               5.17. Separate Corporate Existence. The Borrower will and will cause each of its Subsidiaries to take all reasonable steps to maintain its identity as a separate legal entity and to make it apparent to third parties that it is a corporation with properties and liabilities distinct from those of any Affiliate (other than the Borrower and its Subsidiaries). Without limiting the generality of the foregoing, the Borrower will and will cause each of its Subsidiaries to use its best efforts to: (a) maintain its books and records complete and separate from those of any Affiliate (other than the Borrower and its Subsidiaries); (b) not maintain bank accounts or other depository accounts to which any Affiliate is an account party, into which any Affiliate (other than the Borrower and its Subsidiaries) makes deposits or from which any Affiliate

(other than the Borrower and its Subsidiaries) has the power to make withdrawals; and (c) refrain from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or insolvency proceeding to substantively consolidate the Borrower with any Affiliate of the Borrower.

               5.18. Identification of Subsidiaries; Provision of Collateral. If and whenever any Subsidiary of the Borrower shall be created or acquired by the Borrower or any of its Subsidiaries at any time after the date hereof, the Borrower will:

               (a) furnish promptly to the Agent a written notice identifying such Subsidiary and setting forth with respect to such Subsidiary information reasonably requested by the Agent;

               (b) promptly pledge or cause to be pledged to the Agent, upon the terms contained in the Borrower Pledge Agreement or any other applicable Pledge Agreement, all of the issued and outstanding shares of the capital stock of such Subsidiary; and

               (c) promptly cause the new Subsidiary to execute and deliver a counterpart of, and to become party to, the Subsidiary Guaranty, a Security Agreement substantially in the form of the Borrower Security Agreement and a Pledge Agreement, substantially in the form of the Borrower Pledge Agreement.


                                   ARTICLE VI


                               NEGATIVE COVENANTS


               As long as any of the Obligations or Revolving Credit Commitments remain outstanding, the Borrower agrees with the Lenders and the Agent that:

               6.1. Liens, Etc. The Borrower shall not create or suffer to exist, and shall not permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign for collateral purposes, any right to receive income, except:

               (a) Purchase  money Liens or purchase  money  security  interests upon or in any property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, and Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); provided, however, that the aggregate principal amount of the Indebtedness secured by the Liens referred to in this clause (a) shall not exceed $500,000 at any time outstanding;

               (b) Liens created pursuant to the Loan Documents and Liens securing Indebtedness permitted by Section 6.2(v);

               (c) Liens arising by operation of law in favor of materialmen, mechanics, warehousemen, carriers, lessors or other similar Persons incurred by the Borrower or any of its Subsidiaries in the ordinary course of business which secure its obligations to such Person; provided, however, that (i) the Borrower or such Subsidiary is not in default with respect to such payment obligation to such Person or is in good faith and by appropriate proceedings diligently contesting such obligation and adequate provision is made for the payment thereof, and (ii) all such Liens, in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect;

               (d) Liens securing taxes, assessments or governmental charges or levies; provided, however, that (i) neither the Borrower nor any of its Subsidiaries is in default in respect of any payment obligation with respect thereto unless the Borrower or such Subsidiary is in good faith and by appropriate proceedings diligently contesting such obligation and adequate provision is made for the payment thereof and (ii) all such Liens, in the aggregate, would have no reasonable likelihood of having a Material Adverse Effect;

               (e) Liens incurred or pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits;

               (f) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, letters of credit, surety, security, performance and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business, and judgment liens; provided, however, that all such Liens have no reasonable likelihood of having a Material Adverse Effect;
and provided, further, that any Liens securing letters of credit, surety, security, performance and appeal bonds do not secure more than $500,000 in the aggregate at any one time;

               (g) Zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities incident thereto which do not in the aggregate materially detract from the value or use of the property or assets of the Borrower or any of its Subsidiaries, or which with respect to all other properties do not in the aggregate materially detract from the value or use of the property or assets of the Borrower and its Subsidiaries taken as a whole, or impair, in any material manner, the use of such property for the purposes for which such property is held by the Borrower or any such Subsidiary;

               (h) Liens to secure Capitalized Lease Obligations if the incurrence of such Capitalized Lease Obligations is permitted by Section 6.2(v); provided that (A) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including, without limitation, the cost of construction) of the property subject thereto, (B) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and (C) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item; and

               (i) Liens securing the renewal, extension or refunding of any Indebtedness or other obligations secured by any Lien permitted by Section 6.1(a) without any increase in the amount secured thereby or in the assets subject to such Liens.

               6.2. Indebtedness. The Borrower shall not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Indebtedness, except:

               (i) the Obligations;

               (ii) liabilities in respect of Contingent Obligations to the extent such Contingent Obligations are permitted under Section 6.9;

               (iii) Indebtedness owing to any wholly-owned Subsidiary of the Borrower by the Borrower and Indebtedness owing to the Borrower or any other Subsidiary of the Borrower by any Subsidiary of the Borrower;

               (iv) subject to clause (vi) below, Indebtedness secured by Liens permitted under Section 6.1(a);

               (v) Indebtedness of the Borrower or any of its Subsidiaries under Capitalized Lease Obligations; provided, however, that the aggregate amount of Indebtedness incurred under clause (iv) above and under this clause (v) shall not exceed $500,000 at any time outstanding;

               (vi) Indebtedness of the Borrower or any of its Subsidiaries consisting of Contingent Obligations secured by Liens permitted under Section 6.1(e) and (f); provided, however, that the aggregate amount of all such Indebtedness shall not exceed $500,000 at any time outstanding; and

               (vii)   Indebtedness   arising  under  the  Management   Services
Contract.

               6.3. Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of, or on account of the redemption, repurchase or other acquisition of, any of its Stock or Stock Equivalents, except cash dividends paid or distributions made by any Subsidiary of the Borrower on its Common Stock to the Borrower or to any other Subsidiary of the Borrower.

               6.4. Mergers, Stock Issuances, Sale of Assets, Etc. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, (i) merge with any Person, (ii) consolidate with any Person, or (iii) enter into any joint venture or partnership with any Person.

               (b) The Borrower shall not and shall not permit any of its Subsidiaries to issue or transfer any Stock or Stock Equivalents, other than the issuance of Stock of any Subsidiary of the Borrower by such Subsidiary to the Borrower or to another Subsidiary of the Borrower.

               (c) The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of any of its assets or any interest therein to any Person, or permit any other Person to acquire any interest in any of the assets of the Borrower or any such Subsidiary, except the sale of Representation Agreements in the ordinary course of business for cash in an amount not less than fair market value (determined in accordance with established industry standards), or of used equipment which has become obsolete or is replaced in the ordinary course of business, or of other immaterial assets which are no longer useful in the ordinary course of business of the Borrower or any such Subsidiary.

               6.5. Investments. The Borrower shall not, directly or indirectly, make or maintain, or permit any of its Subsidiaries to, directly or indirectly, make or maintain, any loan or advance to any Person or own, purchase or otherwise acquire, or permit any of its Subsidiaries to own, purchase or otherwise acquire, any Stock or Stock Equivalents, other equity interests, obligations or other securities of, or any assets of or make or maintain, or permit any of its Subsidiaries to make or maintain, any capital contribution to, or otherwise invest in, any Person (any such transaction being an "Investment"), except:

               (a) Investments constituting the acquisition of Representation Agreements by the Borrower or any of its Subsidiaries in the ordinary course of business, and Indebtedness owed to the Borrower or any of its Subsidiaries arising out of the termination of Representation Agreements;

               (b) Investments  consisting of intercompany loans and advances by
(i) any  Subsidiary  of the Borrower in any other  Subsidiary of the Borrower or
(ii) the Borrower in any Subsidiary of the Borrower;

               (c) Investments by the Borrower in the common stock of any Subsidiary of the Borrower, and by any Subsidiary of the Borrower in the common stock of any other Subsidiary of the Borrower;

               (d) Investments consisting of loans and advances to officers and employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $100,000 in the aggregate at any time outstanding;

               (e) Investments constituting Acquisitions, provided that each of the following conditions shall be satisfied on and as of the date of such
Acquisition:

               (i) the total consideration paid by the Borrower or any Subsidiary of the Borrower with respect to such Acquisition consists solely of cash in an amount not to exceed $15,000,000, all of which shall be payable on the closing date of such Acquisition;

               (ii) the primary business of the acquiree (or of the business or division acquired in such Acquisition) shall be the business of representing radio and television stations or cable systems in the sale of national spot advertising time and programming and other businesses reasonably related thereto;

               (iii) the Borrower shall have established to the reasonable satisfaction of the Agent that the acquiree (or the business or division acquired in such Acquisition) shall have had positive EBITDA for the period of four fiscal quarters of the acquiree most recently ended; and

               (iv)  no  Default  or  Event  of  Default   shall  be  continuing
immediately prior to the date of such Acquisition or shall result therefrom;

               (f) investments not permitted by any other clause of this Section 6.5, provided that the aggregate amount of all such Investments after the date of this Agreement shall not exceed $50,000; and

               (g) Investments in Cash Equivalents.

               6.6. Change in Nature of Business. The Borrower shall not, directly or indirectly, make, or permit any of its Subsidiaries to make, any material change in the nature or conduct of its business contemplated at the date hereof.

               6.7. Plans. None of the Borrower or any of its Subsidiaries will maintain, contribute to, or enter into any comitment to contribute to any Plan.

               6.8. Modification of Material Agreements; Contract Management Agreements. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) alter, amend, modify, rescind, terminate or waive any of its rights under, or permit any breach or event of default to exist on the part of the Borrower or any of its Subsidiaries under, any of its Contract Management
Agreements or other material Contractual Obligations, except for immaterial alterations, amendments or modifications which are not otherwise prohibited by this Agreement, or (b) enter into any agreement or arrangement with any Person for the management of any Representation Agreements to which the Borrower or any such Subsidiary is a party other than Contract Management Agreements.

               6.9. Contingent Obligations. The Borrower shall not, and shall not permit any of its Subsidiaries to, incur, assume, endorse, be or become liable for, or guarantee, directly or indirectly, any Contingent Obligation, except for:

               (i) guarantees by the Borrower or any of its Subsidiaries of Indebtedness of the Borrower or any of its Subsidiaries, to the extent such underlying Indebtedness is permitted hereunder; and

               (ii) Contingent Obligations arising under the Management Services Contract; and

               (iii) indemnities entered into by the Borrower or any of its Subsidiaries in the ordinary course of business of the Borrower and its Subsidiaries in connection with Representation Agreement Acquisition Payments.

               6.10. Transactions with Affiliates. The Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following: (i) make any Investment in any Affiliate which is not a wholly-owned Subsidiary of the Borrower; (ii) transfer, sell, lease, assign or otherwise dispose of any assets to any Affiliate which is not a wholly-owned Subsidiary of the Borrower, other than the sale of Representation Agreements to Katz Media or any of its Subsidiaries for cash in an amount equal to not less than fair market value (determined in accordance with established industry standards); (iii) merge into or consolidate with or purchase or acquire assets from any Affiliate which is not a wholly-owned Subsidiary, other than the purchase of Representation Agreements from Katz Media or any of its Subsidiaries for fair market value (determined in accordance with industry standards); (iv) repay any Indebtedness to any such Affiliate which is not a wholly-owned Subsidiary; or (v) enter into any other transaction directly or indirectly with or for the benefit of any such Affiliate which is not a wholly-owned Subsidiary (including, without limitation, guaranties and assumptions of obligations of any such Affiliate), except, in each case, for (A) any transaction required by this Agreement, any of the Loan Documents or the Contract Management Agreements, (B) customary compensation arrangements with officers and directors of the Borrower or any of its

Subsidiaries, (C) subject to Section 5.18, participation by the Borrower or any of its Subsidiaries in the cash management system of Katz Media and its Subsidiaries, and (D) other transactions not otherwise permitted under this
Section 6.10, on terms that are no less favorable to the Borrower or any of its Subsidiaries than would be obtained in an arm's length transaction at the time from Persons who are not Affiliates, provided that the aggregate value of all such transactions under this clause (D) shall not exceed $500,000.

               6.11. Cancellation of Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, cancel any claim or Indebtedness owed to it except for cash equal to the amount of such claim or Indebtedness or, in the case of claims arising under Representation Agreements, in the ordinary course of business.

               6.12. Limitation on Capital Expenditures. The Borrower will not, and will not cause or permit any of its Subsidiaries to, make or commit to make any Capital Expenditures in excess of $500,000 in the aggregate after the date of this Agreement.

               6.13. Limitation on Operating Expenses. The Borrower will not, and will not cause or permit any of its Subsidiaries to incur or permit to accrue or pay any Operating Expenses other than (a) accrued fees payable under the Contract Management Agreements or the Loan Documents, and (b) other Operating Expenses that are necessary for the conduct of the business of the Borrower and its Subsidiaries in the ordinary course of business and do not exceed $150,000 in the aggregate after the date of this Agreement.

               6.14. Capital Structure; New Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any change in its capital structure or amend its certificate of incorporation or by-laws.

               6.15. Adverse Transactions. The Borrower shall not enter into or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction the performance of which in the future would be inconsistent with or has a reasonable likelihood of resulting in a breach of any covenant contained herein or give rise to a Default or Event of Default.

                                  ARTICLE VII


                               EVENTS OF DEFAULT


               7.1. Events of Default. Each of the following events shall be an Event of Default:

               (a) The Borrower shall (i) fail to pay any principal (including, without limitation, mandatory prepayments of principal) of any Revolving Credit Loan when the same becomes due and payable; or (ii) fail to pay any interest on any Revolving Credit Loan or any fee or any other amount due hereunder or under the other Loan Documents or any of the other Obligations within five days after the same shall become due and payable; or

               (b) Any representation or warranty made or deemed made by any Loan Party in any Loan Document or by or on behalf of any Loan Party in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

               (c) Any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article VI or in any Collateral Document, or
(ii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for 30 days after the earlier of the date on which (A) a Responsible Officer of the Borrower becomes aware that such an event is a Default or (B) written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

               (d) KMG, KCC or any of its Subsidiaries or the Borrower or any of its subsidiaries shall fail to make any payment in respect of principal of or premium or interest on any Indebtedness of such Person (excluding the Obligations) in the principal amount in excess of $1,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) after expiration of any applicable grace period; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

               (e) KMG or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against KMG or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property, and, in the case of any such proceedings instituted against KMG or any of its Subsidiaries (but not instituted by it), either such proceedings shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur; or KMG or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

               (f) Any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against KMG or KCC or any of its Subsidiaries or the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (g) Any provision of any Collateral Document or any Subsidiary Guaranty shall for any reason cease to be valid and binding on any Loan Party, or any Loan Party shall so state in writing, other than provisions which, individually or in the aggregate, do not materially and adversely affect the practical realization of the rights and benefits afforded to the Lenders and the Agent by any such Collateral Document or Subsidiary Guaranty; or

               (h) Any Collateral Document shall, for any reason, cease to create a valid Lien on any of the Collateral purported to be covered thereby, or such Lien shall cease to be a perfected and first priority Lien other than solely as a result of action or inaction by the Agent or any Lender; or

               (i) any default shall occur under any Management Services Contract that is reasonably likely to have a Material Adverse Effect;

               (j) any Change of Control shall occur; or

               (k) (i) KMG shall cease to own and control, with the power to vote, and free and clear of all Liens (other than Liens under the Collateral Documents), all the outstanding Stock and Stock Equivalents of KCC and the Borrower, or (ii) KCC shall cease to own and control, with the power to vote, and free and clear of all Liens, all the outstanding Stock of Katz Media.

               7.2. Remedies. If there shall occur and be continuing an Event of Default, the Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the obligation of each Lender to make Revolving Credit Loans to be terminated, whereupon the same shall forthwith terminate and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare the Revolving Credit Loans, the Revolving Credit Notes, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Revolving Credit Loans, the Revolving Credit Notes, all such interest and all such amounts and all such Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, upon the occurrence of any Event of Default specified in subparagraph (e) above, (A) the obligation of each Lender to make Revolving Credit Loans shall automatically be terminated and (B) the Revolving Credit Loans, the Revolving Credit Notes, all such interest and all such amounts and all Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. In addition to the remedies set forth above, the Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law, including, without limitation, the power to foreclose on any leasehold mortgage or mortgage executed and delivered by the Borrower or any of its Subsidiaries upon the occurrence and during the continuance of an Event of Default.


                                  ARTICLE VIII


                                   THE AGENT


               8.1. Authorization and Action.

               (a) Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Without limitation of the foregoing, each Lender hereby authorizes the Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Agent is a party, and to exercise all rights, powers and remedies that the Agent may have under such Loan Documents.

               (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Revolving Credit Notes and the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of the Revolving Credit Notes; provided, however, that the Agent shall not be required to take any action which the Agent in good faith believes exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.

               8.2. Agent's Reliance, etc. None of the Agent, its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their own gross negligence, bad faith or willful misconduct. Without limitation of the generality of the foregoing, the Agent (i) may treat the payee of any Revolving Credit Note as the holder thereof until such Revolving Credit Note has been assigned in accordance with Section 9.7; (ii) may consult with legal counsel
(including,  without  limitation,  counsel  to the  Borrower  or any other  Loan
Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of the Borrower or any other Loan Party or to inspect the property (including the books and records) of the Borrower or any other Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this

Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement or any of the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

               8.3. FNBB and Affiliates. With respect to its Revolving Credit Commitments and the Revolving Credit Loans made by it and each Revolving Credit
Note issued to it, FNBB shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include FNBB in its individual capacity. FNBB and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower or any other Loan Party and any Person who may do business with or own securities of the Borrower or any other Loan Party, all as if FNBB were not the Agent and without any duty to account therefor to the Lenders.

               8.4. Lender Credit  Decision.  Each Lender  acknowledges  that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Article IV and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents.

               8.5. Indemnification. The Lenders agree to indemnify the Agent and its Affiliates, directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower or other Loan Parties), ratably according to the respective then outstanding principal amounts of the Revolving Credit Notes then held by each of them (or if no Revolving Credit Notes are at the time outstanding, ratably according to the respective amounts of the aggregate of the

Lenders' Revolving Credit Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence, bad faith or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of legal counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Borrower or another Loan Party.

               8.6. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.



                                   ARTICLE IX


                                 MISCELLANEOUS


               9.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, approved by the Majority Lenders and signed by the Agent, and then (x) any such amendment other than an amendment not affecting the rights or duties of the Borrower under this Agreement or the other Loan Documents shall be effective only if signed by the Borrower, and (y) any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders do any of the following: (i) increase the Revolving Credit Commitments of the Lenders or subject the Lenders to any additional obligations; (ii) reduce the principal of, or interest on, the Revolving Credit Loans or any fees or other amounts payable hereunder; (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, the Revolving Credit Loans or any fees or other amounts payable hereunder, or reduce any interest rates or the amount of any fees payable hereunder; (iv) change the number of Lenders which shall be required for the Lenders or any of them to take any action hereunder; (v) release all or any substantial portion of the Collateral or any Guarantor; or (vi) amend this Section 9.1; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or the other Loan Documents.

               9.2. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including, without limitation, telegraphic, telex, telecopy or cable communication) and mailed by certified or registered mail, return receipt requested, telegraphed, telexed, telecopied, cabled or delivered by hand or overnight courier, if to the Borrower, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Financial Officer and Chief Operating Officer; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule II; and if to the Agent, at its address at 100 Federal Street, Boston, Massachusetts 02110; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively, and when mailed as aforesaid, be effective three days after being deposited in the mails, except that notices and communications to the Agent pursuant to Article II or VIII shall not be effective until received by the Agent.

               9.3. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Revolving Credit Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               9.4. Costs; Expenses; Indemnities. (a) The Borrower agrees to pay on demand (i) all costs and out-of-pocket expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, each of the other Loan Documents and each of the other documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel, accountants, appraisers, consultants or industry experts retained by the Agent with respect thereto and of counsel to the Agent with respect to advising the Agent as to its rights and responsibilities under this Agreement and the other Loan Documents and the other documents to be delivered hereunder or thereunder, including all costs and expenses incurred by the Agent in connection with the syndication of the Revolving Credit arrangements contemplated by this Agreement and (ii) all costs and out-of-pocket expenses of the Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel, accountants, appraisers, consultants or industry experts retained by the Agent or any Lender) in connection with the restructuring of, enforcement (whether through negotiations, legal proceedings or otherwise) of, or protection of legal rights under, this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder.

               (b) The Borrower  agrees to defend,  protect,  indemnify and hold harmless the Agent and each Lender and their respective Affiliates, and the directors, officers, employees, agents, attorneys, consultants and advisors of or to any of the foregoing (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth herein) (each of the foregoing being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including, without limitation, fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect or consequential in any manner relating to or arising out of this Agreement or any other Loan Document or any act, event or transaction related or attendant thereto, including, without limitation, (i) the making of any assignments of or participations in the Revolving Credit Loans and the management of the Revolving Credit Loans or (ii) the use or intended use of the proceeds of the Revolving Credit Loans or in connection with any investigation of any potential matter covered hereby or by reason of Section 502(l) of ERISA (collectively, the "Indemnified Matters"); provided, however, that the Borrower shall not have any obligation hereunder to an Indemnitee with respect to an Indemnified Matter caused by or resulting from the gross negligence, bad faith or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order; provided, further, that the Borrower shall have no obligation to any Indemnitee hereunder with respect to any Indemnified Matter to the extent (i) such Indemnified Matter arises out of a dispute among the Lenders or between the Agent and the Lenders or (ii) the manner of the making of any assignment or participation by such Indemnitee violates the registration provisions of the Securities Act of 1933, as amended.

               (c) If any Lender receives any payment of principal of, or is subject to a conversion of, any Eurodollar Rate Loan other than on the last day of an Interest Period relating to such Revolving Credit Loan, as a result of any payment or conversion made by the Borrower or acceleration of the maturity of the Revolving Credit Notes pursuant to Section 7.2 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender all amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan. A certificate as to such amounts setting forth in reasonable detail the basis for computing the amount payable to such Lender pursuant to this Section 9.4(c) shall be submitted to the Borrower and the Agent by such Lender and such certificate shall be conclusive and binding for all purposes, absent manifest error.

               (d) The Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including, without limitation, pursuant to this Section 9.4) or any other Loan Document shall also inure to the benefit of any Person who was at any time an Indemnitee under this Agreement or any other Loan Document.

               9.5. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the Obligations now or hereafter existing irrespective of whether or not such Lender shall have made any demand under this Agreement or any Revolving Credit Note or any other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

               9.6. Binding Effect. (a) This Agreement shall become effective when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

               (b) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.14 and 9.4 shall survive the payment in full of principal and interest hereunder and under the Revolving Credit Notes.

               9.7. Assignments and Participations. (a) Each Lender may sell, transfer, negotiate or assign to one or more other Lenders, commercial banks, insurance companies, mutual funds or other financial institutions or entities all or a portion of its Revolving Credit Commitments, the Revolving Credit Loans owing to it and the Revolving Credit Notes held by it and a commensurate portion of its rights and obligations hereunder; provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement and (ii) the aggregate amount of the Revolving Credit Commitments, Revolving Credit Loans and Revolving Credit Notes being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $3,000,000 without the consent of the Borrower and the Agent (except that such minimum amount shall not apply in the case of assignments between or among the Lenders and in the case of an assignment of all of a Lender's Revolving Credit Commitments, Revolving Credit Loans owing to it or Revolving Credit Notes held by it). The parties to each assignment shall execute and deliver to the Agent, for its acceptance and recording, an Assignment and Acceptance, together with the Revolving Credit Notes (or an affidavit of loss and indemnity with respect to such Revolving
Credit Notes satisfactory to the Agent) subject to such assignment and a processing and recordation fee of $2,500 (except that no such fee shall be payable in connection with any such assignment by FNBB within 30 days after the date of this Agreement). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations under this Agreement and the other Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except those which survive the payment in full of the Obligations) and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto).

               (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any of the statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its obligations under this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such assigning Lender confirms that it has delivered to the assignee and the assignee confirms that it has received a copy of this Agreement and each of the Loan Documents, together with copies of the financial statements referred to in Section 4.5 of this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee agrees that it will, independently and without reliance upon such assigning Lender or any other Lender or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender; (vii) such assignee specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices provided in such Assignment and Acceptance; and (viii) such assignee attaches the forms prescribed by the IRS certifying as to such assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to assignee under this Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

               (c) The  Agent  shall  maintain  at its  address  referred  to in
Section 9.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amount of the Revolving Credit Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at a reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Revolving Credit Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for such surrendered Revolving Credit Notes, new Revolving Credit Notes to the order of such assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Revolving Credit Commitments hereunder, new Revolving Credit Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitments retained by it hereunder. Such new Revolving Credit Notes shall be dated the same date as the surrendered Revolving Credit Notes and be in substantially the form of Exhibit A.

               (e) In addition to the other  assignment  rights provided in this
Section 9.7, each Lender may assign, as collateral or otherwise, any of its rights under this Agreement (including, without limitation, rights to payments of principal or interest on the Revolving Credit Notes) to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent; provided, however, that no such assignment shall release the assigning Lender from any of its obligations hereunder. The terms and conditions of any such assignment and the documentation evidencing such assignment shall be in form and substance satisfactory to the assigning Lender and the assignee Federal Reserve Bank.

               (f) Each Lender may sell participations to one or more Lenders, commercial banks, insurance companies, mutual funds or other financial institutions or entities in or to all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitments or the Revolving Credit Loans owing to it and the Revolving Credit Notes held by it). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights which such Lender may have under or in respect of the Loan Documents (including, without limitation, the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or any substantial portion of the Collateral or any Guarantor other than in accordance with the Collateral Documents. In the event of the sale of any participation by any Lender, (i) such Lender's obligations under the Loan Documents (including, without limitation, its Revolving Credit Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of such Revolving Credit Notes and Obligations for all purposes of this Agreement, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

               (g) Anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay to any participant of any interest of any Lender, under Section 2.11, 2.13 or 2.15, any sum in excess of the sum which the Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold.

               (h) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.7, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and any of its Subsidiaries furnished to such Lender by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower and any such Subsidiary received by it from such Lender in accordance with Section 9.13.

               9.8. GOVERNING LAW; SEVERABILITY. This Agreement and the Revolving Credit Notes and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the law of The Commonwealth of Massachusetts. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

               9.9. SUBMISSION TO JURISDICTION; JURY TRIAL. (a) Any legal action or proceeding with respect to this agreement or the Revolving Credit Notes or any document related hereto may be brought in the courts of The Commonwealth of Massachusetts or of the United States of America for the District of
Massachusetts, and, by execution and delivery of this agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

               (b) The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address provided herein, such service to become effective 30 days after such mailing.

               (c) Nothing contained in this Section 9.9 shall affect the right of the Agent, any Lender or any holder of a Revolving Credit Note to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

               (d) Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, oral or written statements or actions of any party hereto.

               9.10. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               9.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               9.12. Entire Agreement. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder embody the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter herein.

               9.13. Confidentiality. Each Lender and the Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender's or the Agent's, as the case may be, customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Lender's or the Agent's, as the case may be, employees, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (ii) to the extent such information presently is or hereafter becomes available to such Lender or the Agent, as the case may be, on a non-confidential basis from a source other than the Borrower,
(iii) to the extent such disclosure is required by law, regulation or judicial order (which requirement or order shall be promptly notified to the Borrower) or requested or required by bank regulators and auditors, or (iv) to assignees or participants or potential assignees or participants who agree to be bound by the provisions of this sentence.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.





                                        THE BORROWER:

                                        KATZ MEDIA SERVICES, INC.

                                        By: /S/ RICHARD E. VENDIG
                                           ----------------------------
                                           Name: RICHARD E. VENDIG
                                           Title:SENIOR VICE PRESIDENT


                                        THE AGENT:

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        as Agent

                                        By: /S/ ROBERT F. MILORDI
                                           ------------------------------
                                           Name: ROBERT F. MILORDI
                                           Title:MANAGING DIRECTOR


                                        THE LENDERS:

                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By: /S/ ROBERT F. MILORDI
                                           ------------------------------
                                           Name: ROBERT F. MILORDI
                                           Title:MANAGING DIRECTOR